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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned directors and officers of Applied Materials, Inc., a Delaware corporation (the Company) hereby constitute and appoint Michael R. Splinter and Nancy H. Handel, and each of them, with full power to act without the other, the undersigned's true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in the undersigned's capacity as an officer and/or director of the Company, to execute in the name and on behalf of the undersigned an annual report of the Company on Form 10-K for the fiscal year ended October 31, 2004 (the Report), under the Securities and Exchange Act of 1934, as amended, and to file such Report, with exhibits thereto and other documents in connection therewith and any and all amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done and to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

IN WITNESS WHEREOF, we have hereunto set our hands this 8th day of December, 2004.

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
/s/ Michael H. Armacost
---------------------------------         ----------------------------------
Michael H. Armacost                       Steven L. Miller
Director                                  Director

/s/ Deborah A. Coleman                    /s/ James C. Morgan
---------------------------------         ----------------------------------
Deborah A. Coleman                        James C. Morgan
Director                                  Chairman of the Board

/s/ Herbert M. Dwight, Jr.                /s/ Gerhard H. Parker
---------------------------------         ----------------------------------
Herbert M. Dwight, Jr.                    Gerhard H. Parker
Director                                  Director

/s/ Philip V. Gerdine
---------------------------------         ----------------------------------
Philip V. Gerdine                         Willem P. Roelandts
Director                                  Director

/s/ Paul R. Low                           /s/ Michael R. Splinter
---------------------------------         ----------------------------------
Paul R. Low                               Michael R. Splinter
Director                                  President, Chief Executive Officer
                                          and Director

/s/ Dan Maydan
---------------------------------
Dan Maydan
Director
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